                                                                    Exhibit 20.2

                      MONTHLY CERTIFICATEHOLDERS' STATEMENT

                     NATIONAL CITY CREDIT CARD MASTER TRUST

                                  SERIES 2001-1

Pursuant to the Pooling and Servicing Agreement dated as of June 1, 1995 as amended and restated as of July 1, 2000 (the "Pooling and Servicing Agreement"), among National City Bank, as Seller and Servicer (in its capacity as Servicer, "National City") and The Bank of New York, as trustee (the "Trustee"), as supplemented by the Series 2001-1 Supplement, dated as of January 31, 2001, National City as Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the National City Credit Card Master Trust (the "Trust") during the previous month. The information which is required to be prepared with respect to the Distribution Date of November 15, 2004 and with respect to the performance of the Trust during the month of October, 2004 is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Series 2001-1 Certificate (a "Certificate"). Certain other information is presented based on the aggregate amounts for the Trust as a whole. Capitalized terms used in this Monthly Statement have their respective meanings set forth in the Pooling and Servicing Agreement and the Series 2001-1 supplement.

A.    Information Regarding the Current Monthly Distribution (Stated on the
      Basis of $1,000 Original Certificate Principal Amount)

        1 The amount of the current monthly distribution in respect of
          Class A Monthly Principal                                                              $             0.00
                                                                                                 ------------------

        2 The amount of the current monthly distribution in respect of
          Class B Monthly Principal                                                              $             0.00
                                                                                                 ------------------

        3 The amount of the current monthly distribution in respect of
          Collateral Monthly Principal                                                           $             0.00
                                                                                                 ------------------

        4 The amount of the current monthly distribution in respect of
          Class A Monthly Interest                                                               $             1.75
                                                                                                 ------------------

        5 The amount of the current monthly distribution in respect of
          Class A Additional Interest                                                            $             0.00
                                                                                                 ------------------

        6 The amount of the current monthly distribution in respect of
          Class B Monthly Interest                                                               $             2.00
                                                                                                 ------------------

        7 The amount of the current monthly distribution in respect of
          Class B Additional Interest                                                            $             0.00
                                                                                                 ------------------

        8 The amount of the current monthly distribution in respect of
          Collateral Minimum Monthly Interest                                                    $             2.47
                                                                                                 ------------------

        9 The amount of the current monthly distribution in respect of
          any accrued and unpaid Collateral Minimum Monthly Interest                             $             0.00
                                                                                                 ------------------

B. Information Regarding the Performance of the Trust

         1 Collection of Principal Receivables

          (a) Available Principal Collections                                                    $    77,397,938.24
                                                                                                 ------------------

          (b) Class A Investor Default Amount treated as Available Principal Collection          $     1,704,573.50
                                                                                                 ------------------

          (c) Class B Investor Default Amount treated as Available Principal Collection          $       116,885.04
                                                                                                 ------------------

          (d) Excess Spread treated as Available Principal Collection                            $       126,625.46
                                                                                                 ------------------

2 Principal Receivables in the Trust

   (a) The aggregate amount of Principal Receivables in the Trust
       as of the end of the day on the last day of the related Monthly Period           $  1,705,222,924.17
                                                                                        -------------------

   (b) The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2001-1 as of the end of the day on
       the last day of the related Monthly Period                                       $    421,386,004.58
                                                                                        -------------------

   (c) The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-1 as of the end of the
       day on the last day of the related Monthly Period                                $    421,386,004.58
                                                                                        -------------------

   (d) The amount of Principal Receivables in the Trust represented by the Class A Invested Amount as of the end of the day on the last
       day of the related Monthly Period                                                $    368,712,754.01
                                                                                        -------------------

   (e) The amount of Principal Receivables in the Trust represented by the Class A Adjusted Invested Amount as of the end of the day on
       the last day of the related Monthly Period                                       $    368,712,754.01
                                                                                        -------------------

   (f) The amount of Principal Receivables in the Trust represented by the Class B Invested Amount as of the end of the day on the last
       day of the related Monthly Period                                                $     25,283,160.27
                                                                                        -------------------

   (g) The amount of Principal Receivables in the Trust represented by the Class B Adjusted Invested Amount as of the end of the day on
       the last day of the related Monthly Period                                       $     25,283,160.27
                                                                                        -------------------

   (h) The amount of Principal Receivables in the Trust represented by the Collateral Invested Amount as of the end of the day on the
       last day of the related Monthly Period                                           $     27,390,090.30
                                                                                        -------------------

   (i) The amount of Principal Receivables in the Trust represented by the Collateral Adjusted Invested Amount as of the end of the day
       on the last day of the related Monthly Period                                    $     27,390,090.30
                                                                                        -------------------

   (j) The Floating Allocation Percentage with respect to the
       related Monthly Period                                                                         24.71%
                                                                                        -------------------

   (k) The Class A Floating Percentage with respect to the
       related Monthly Period                                                                         87.50%
                                                                                        -------------------

   (l) The Class B Floating Percentage with respect to the
       related Monthly Period                                                                          6.00%
                                                                                        -------------------

   (m) The Collateral Floating Percentage with respect to the
       related Monthly Period                                                                          6.50%
                                                                                        -------------------

   (n) The Principal Allocation Percentage with respect to the
       related Monthly Period                                                                         24.71%
                                                                                        -------------------

   (o) The Class A Principal Percentage with respect to the
       related Monthly Period                                                                         87.50%
                                                                                        -------------------

   (p) The Class B Principal Percentage with respect to the
       related Monthly Period                                                                          6.00%
                                                                                        -------------------

   (q) The Collateral Principal Percentage with respect to the
       related Monthly Period                                                                          6.50%
                                                                                        -------------------

3 Delinquent Balances

The aggregate amount of outstanding balances in the Accounts which were delinquent as of the end of the day on the last day of the related Monthly
Period:

                                       Aggregate                 Percentage
                                        Account                   of Total
                                        Balance                  Receivables
                                    --------------               -----------
(a) 30 --  59 days:                 $22,945,176.67                 1.35%
(b) 60 --  89 days:                 $14,389,810.24                 0.84%
(c) 90+ days:                       $19,196,922.64                 1.13%
                                    --------------                 ----
    Total:                          $56,531,909.55                 3.32%
                                    ==============                 ====

4 Investor Default Amount

 (a) The Investor Default Amount for the related Monthly Period                         $   1,948,084.00
                                                                                        ----------------

 (b) The Class A Investor Default Amount for the related Monthly Period                 $   1,704,573.50
                                                                                        ----------------

 (c) The Class B Investor Default Amount for the related Monthly Period                 $     116,885.04
                                                                                        ----------------

 (d) The Collateral Default Amount for the related Monthly Period                       $     126,625.46
                                                                                        ----------------

5 Investor Charge-Offs

 (a) The aggregate amount of Class A Investor Charge-Offs
     for the related Monthly Period                                                     $           0.00
                                                                                        ----------------

 (b) The aggregate amount of Class A Investor Charge-Offs set forth
     in 5(a) above per $1,000 of original certificate principal amount                  $           0.00
                                                                                        ----------------

 (c) The aggregate amount of Class B Investor Charge-Offs
     for the related Monthly Period                                                     $           0.00
                                                                                        ----------------

 (d) The aggregate amount of Class B Investor Charge-Offs
     set forth in 5(c) above per $1,000 of original certificate principal amount        $           0.00
                                                                                        ----------------

 (e) The aggregate amount of Collateral Charge-Offs
     for the related Monthly Period                                                     $           0.00
                                                                                        ----------------

 (f) The aggregate amount of Collateral Charge-Offs set forth in 5(e)
     above per $1,000 of original certificate principal amount                          $           0.00
                                                                                        ----------------

 (g) The aggregate amount of Class A Investor Charge-Offs reimbursed on
     the Transfer Date immediately preceding this Distribution Date                     $           0.00
                                                                                        ----------------

 (h) The aggregate amount of Class A Investor Charge-Offs set forth in
     5(g) above per $1,000 original certificate principal amount
     reimbursed on the Transfer Date immediately preceding this Distribution Date       $           0.00
                                                                                        ----------------

 (i) The aggregate amount of Class B Investor Charge-Offs reimbursed on
     the Transfer Date immediately preceding this Distribution Date                     $           0.00
                                                                                        ----------------

 (j) The aggregate amount of Class B Investor Charge-Offs set forth in
     5(i) above per $1,000 original certificate principal amount
     reimbursed on the Transfer Date immediately preceding this Distribution Date       $           0.00
                                                                                        ----------------

 (k) The aggregate amount of Collateral Charge-Offs reimbursed on the
     Transfer Date immediately preceding this Distribution Date                         $           0.00
                                                                                        ----------------

 (l) The aggregate amount of Collateral Charge-Offs set forth in 5(k)
     above per $1,000 original certificate principal amount reimbursed
     on the Transfer Date immediately preceding Distribution Date                       $           0.00
                                                                                        ----------------

6 Investor Servicing Fee

 (a) The amount of the Class A Servicing Fee payable by the Trust to
     the Servicer for the related Monthly Period                               $     309,895.84
                                                                               ----------------

 (b) The amount of the Class B Servicing Fee payable by the Trust to
     the Servicer for the related Monthly Period                               $      21,250.00
                                                                               ----------------

 (c) The amount of the Collateral Servicing Fee payable by the Trust
     to the Servicer for the related Monthly Period                            $      23,020.83
                                                                               ----------------

 (d) The amount of Servicer Interchange payable by the Trust to the
     Servicer for the related Monthly Period                                   $     354,166.67
                                                                               ----------------

7 Reallocations

 (a) The amount of Reallocated Collateral Principal Collections
     with respect to this Distribution Date                                    $           0.00
                                                                               ----------------

 (b) The amount of Reallocated Class B Principal Collections
     with respect to this Distribution Date                                    $           0.00
                                                                               ----------------

 (c) The Collateral Invested Amount as of the close of business
     on this Distribution Date                                                 $  27,625,000.00
                                                                               ----------------

 (d) The Collateral Adjusted Invested Amount as of the close of
     business on this Distribution Date                                        $  27,625,000.00
                                                                               ----------------

 (e) The Class B Invested Amount as of the close of business
     on this Distribution Date                                                 $  25,500,000.00
                                                                               ----------------

 (f) The Class B Adjusted Invested Amount as of the close of business
     on this Distribution Date                                                 $  25,500,000.00
                                                                               ----------------

 (g) The Class A Invested Amount as of the close of business
     on this Distribution Date                                                 $ 371,875,000.00
                                                                               ----------------

 (h) The Class A Adjusted Invested Amount as of the close of business
     on this Distribution Date                                                 $ 371,875,000.00
                                                                               ----------------
8 Collection of Finance Charge Receivables

 (a) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
     Period which were allocated in respect of the Class A
     Certificates                                                              $   4,967,651.47
                                                                               ----------------

 (b) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
     Period which were allocated in respect of the Class B
     Certificates                                                              $     340,638.96
                                                                               ----------------
 (c) The aggregate amount of Collections of Finance Charge Receivables and Annual Membership Fees processed during the related Monthly
     Period which were allocated in respect of the Collateral Interest         $     369,025.54
                                                                               ----------------

9 Principal Funding Account

 (a) The principal amount on deposit in the Principal Funding Account
     on the related Transfer Date                                              $           0.00
                                                                               ----------------

 (b) The Accumulation Shortfall with respect to the related Monthly Period     $           0.00
                                                                               ----------------

 (c) The Principal Funding Investment Proceeds deposited in the
     Finance Charge Account on the related Transfer Date to be treated
     as Class A Available Funds                                                $           0.00
                                                                               ----------------

 (d) The Principal Funding Investment Proceeds deposited in the
     Finance Charge Account on the related Transfer date to be treated
     as Class B Available Funds                                                $           0.00
                                                                               ----------------

10 Reserve Account

  (a) The Reserve Draw Amount on the related Transfer Date                    $           0.00
                                                                              ----------------

  (b) The amount of the Reserve Draw Amount deposited in the Collection
      Account on the related Transfer Date to be treated as Class A
      Available Funds                                                         $           0.00
                                                                              ----------------

  (c) The amount of the Reserve Draw Account deposited in the
      Collection Account on the related Transfer Date to be treated as
      Class B Available Funds                                                 $           0.00
                                                                              ----------------

  (d) The amount of any Reserve Account Surplus                               $           0.00
                                                                              ----------------

11 Available Funds

  (a) The amount of Class A Available Funds on deposit in the Collection
      Account on the related Transfer Date                                    $     650,058.16
                                                                              ----------------

  (b) The amount of Class B Available Funds on deposit in the
      Collection Account on the related Transfer Date                         $      50,943.33
                                                                              ----------------

  (c) The amount of Collateral Available Funds on deposit in the
      Collection Account on the related Transfer Date                         $      68,272.12
                                                                              ----------------

  (d) Available Principal Collections on deposit in the Collection
      Account on the related Transfer Date                                    $           0.00
                                                                              ----------------

12 Excess Spread and Excess Finance Charge Collections

  (a) Excess Finance Charge Collection                                        $           0.00
                                                                              ----------------

  (b) Class A Available Funds
           minus Class A Monthly Interest
           minus Class A Servicing Fee
           minus Class A Defaulted Amount                                     $   2,303,123.98
                                                                              ----------------

      Class B Available Funds
           minus Class B Monthly Interest
           minus Class B Servicing Fee
           minus Class B Defaulted Amount                                     $     151,560.58
                                                                              ----------------

      Collateral Available Funds                                              $     369,025.54
                                                                              ----------------

  (c) Excess Spread applied to the Class A Required Amount
      for the Monthly Period                                                  $           0.00
                                                                              ----------------

  (d) Excess Spread applied to the Class A Investor Charge-Offs for the
      related Monthly Period                                                  $           0.00
                                                                              ----------------

  (e) Excess Spread applied to the Class B Required
      Amount for the related Monthly Period                                   $           0.00
                                                                              ----------------

  (f) Excess Spread applied to the Class B Default Amount for the
      related Monthly Period                                                  $           0.00
                                                                              ----------------

  (g) Excess Spread applied to the Class B Invested Amount for the
      related Monthly Period                                                  $           0.00
                                                                              ----------------

  (h)  Excess Spread applied to the Collateral Minimum Monthly Interest for the related Monthly Period and for any past due Collateral
       Minimum Monthly Interest                                               $      68,272.12
                                                                              ----------------

  (i)  Excess Spread applied to the Collateral Servicing Fee due to the
       Servicer for the related Monthly Period or for any past due
       Collateral Servicing Fees                                              $      23,020.83
                                                                              ----------------

  (j) Excess Spread applied to the Collateral Default Amount as
      Available Principal Collections for the related Monthly Period          $     126,625.46
                                                                              ----------------

  (k) Excess Spread applied to the Collateral Invested Amount for the
      related Monthly Period                                                  $           0.00
                                                                              ----------------

  (l) Excess Spread applied to the Reserve Account for the related
      Monthly Period                                                          $           0.00
                                                                              ----------------

13 Finance Charge Shortfall

    (a) Finance Charge Shortfall for Series 2001-1                              $        0.00
                                                                                -------------

    (b) Total Finance Charge Shortfall for all series in Group One              $        0.00
                                                                                -------------
14 Base Rate

    (a) The Base Rate for the related Monthly Period                                     3.10%
                                                                                ------------
15 Portfolio Yield

    (a) The Portfolio Yield for the related Monthly Period                              10.36%
                                                                                -------------

    (b) The Portfolio Adjusted Yield for the related Monthly Period                       N/A
                                                                                -------------

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate this 11th day of November, 2004.

                              NATIONAL CITY BANK,
                              as Seller and Servicer

                          By: /s/ Thomas A. Chandler
                              -------------------------------------------------
                              Name:Thomas A. Chandler
                              Title:Senior Vice President - Credit Card Finance